UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 2, 2012

Date of Report (Date of earliest event reported)

THE HARTFORD FINANCIAL SERVICES GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Hartford Plaza, Hartford, Connecticut 06155

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (860) 547-5000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Senior Notes

On April 2, 2012, The Hartford Financial Services Group, Inc. (the “Company”) entered into a senior notes Pricing Agreement, dated April 2, 2012 (the “Notes Pricing Agreement”), which incorporated by reference the terms of the senior notes Underwriting Agreement General Terms and Conditions dated April 2, 2012 (the “Notes Underwriting Agreement”), each between the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the underwriters named in such agreement (the “Notes Underwriters”), with respect to the offer and sale by the Company of $325 million aggregate principal amount of its 4.000% Senior Notes due 2017 (the “2017 Notes”), $800 million aggregate principal amount of its 5.125% Senior Notes due 2022 (the “2022 Notes”) and $425 million aggregate principal amount of its 6.625% Senior Notes due 2042 (the “2042 Notes” and, together with the 2017 Notes and 2022 Notes, the “Notes” ). The Notes sold pursuant to the Notes Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-168532). The closing of the sale of Notes occurred on April 5, 2012.

The Notes Pricing Agreement sets forth the specific terms of the Notes, including public offering price, coupon rate and interest payment dates and provides, among other things, that the Notes Underwriters will purchase the Notes from the Company at the public offering prices, less a discount of 0.600% for the 2017 Notes, 0.650% for the 2022 Notes and 0.875% for the 2042 Notes, respectively.

Junior Subordinated Debentures

On April 2, 2012, the Company entered into a junior subordinated debentures Pricing Agreement, dated April 2, 2012 (the “Debentures Pricing Agreement” and together with the Notes Pricing Agreement, the “Pricing Agreements”), which incorporated by reference the terms of the junior subordinated debentures Underwriting Agreement General Terms and Conditions dated April 2, 2012 (the “Debentures Underwriting Agreement” and together with the Notes Underwriting Agreement, the “Underwriting Agreements”), each between the Company and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the underwriters named in such agreement (the “Debentures Underwriters” and together with the Notes Underwriters, the “Underwriters”), with respect to the offer and sale by the Company of $600 million aggregate principal amount of its 7.875% Fixed-To-Floating Rate Junior Subordinated Debentures due 2042 (the “Debentures” ). The Debentures sold pursuant to the Debentures Underwriting Agreement were registered under the Company’s registration statement on Form S-3 (File No. 333-168532). The closing of the sale of Debentures occurred on April 5, 2012.

The Debentures Pricing Agreement sets forth the specific terms of the Debentures, including public offering price, coupon rate and interest payment dates and provides, among other things, that the Debentures Underwriters will purchase the Debentures from the Company at the public offering price, less a discount of 1.50%, with respect to $471,755,000 aggregate principal amount of Debentures sold to certain institutions, and 3.15%, with respect to $128,245,000 aggregate principal amount of Debentures sold to certain other investors.

Underwriting Agreements

The Underwriting Agreements include customary representations, warranties and covenants by the Company. They also provide for customary indemnification by each of the Company and the respective Underwriters party to the relevant agreement against certain liabilities arising out of or in connection with the sale of the Notes and Debentures, respectively, and for customary contribution provisions in respect of those liabilities.

The Underwriters and their affiliates have provided and in the future may continue to provide various financial advisory, cash management, investment banking, commercial banking and other financial services, including the provision of credit facilities, to the Company in the ordinary course of business for which they have received and will continue to receive customary compensation.

The foregoing description of the material terms of the Underwriting Agreements and Pricing Agreements is qualified in its entirety by reference to the Underwriting Agreements, which are attached hereto as Exhibits 1.1 and 1.2, respectively, and the Pricing Agreements, which are attached hereto as Exhibits 1.3 and 1.4, respectively, and incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation

Senior Notes

As described under Item 1.01 above, pursuant to the Notes Underwriting Agreement and Notes Pricing Agreement, the Company issued $325 million aggregate principal amount of 2017 Notes, $800 million aggregate principal amount of 2022 Notes and $425 million aggregate principal amount of 2042 Notes pursuant to a senior indenture, dated as of April 11, 2007, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Senior Notes Trustee”) (the “Senior Notes Indenture”).

The Notes are unsecured senior obligations of the Company and will rank equally with all unsecured and unsubordinated indebtedness of the Company. The Notes will bear interest at per-annum rates of 4.000% in the case of the 2017 Notes, 5.125% in the case of the 2022 Notes and 6.625% in the case of the 2042 Notes. The Company will pay interest on each series of Notes semi-annually in arrears on April 15 and October 15 of each year, commencing on October 15, 2012.

The Senior Notes Indenture contains covenants that, among other things, limit the ability of the Company and its restricted subsidiaries to sell, transfer or create certain liens, including liens on the capital stock of any restricted subsidiary.

The 2017 Notes will mature on October 15, 2017, the 2022 Notes will mature on April 15, 2022 and the 2042 Notes will mature on April 15, 2042. However, the Company, at its option, may redeem the Notes at any time in whole or from time to time in part in multiples of $1,000, at a redemption price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on the Notes to be redeemed (exclusive of interest accrued to the date of redemption), discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then current treasury rate plus 45, 45 or 50 basis points for the 2017 Notes, the 2022 Notes and the 2042 Notes, respectively, plus accrued and unpaid interest up to but excluding the date of redemption.

The Senior Notes Indenture contains customary events of default. If an event of default under the Senior Notes Indenture occurs and is continuing, the Senior Notes Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Notes of the relevant series may declare the principal amount of all the Notes of the relevant series to be immediately due and payable.

The foregoing description of the Senior Notes Indenture and the Notes is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.1, 4.4, 4.5 and 4.6 and incorporated herein by reference.

Junior Subordinated Debentures

As described under Item 1.01 above, pursuant to the Debentures Underwriting Agreement and Debentures Pricing Agreement, the Company issued $600 million aggregate principal amount of Debentures pursuant to a junior subordinated indenture, dated as of June 6, 2008, between the Company and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as trustee (the “Debentures Trustee”) (the “Junior Subordinated Indenture”), as supplemented by a third supplemental indenture between the Company and the Debentures Trustee, dated as of April 5, 2012 (the “Third Supplemental Indenture” and together with the Junior Subordinated Indenture, the “Debentures Indenture”).

The Debentures rank pari passu with the Company’s 8.125% Fixed-To-Floating Rate Junior Subordinated Debentures due 2068 and the Company’s 10% Fixed-To-Floating Rate Junior Subordinated Debentures due 2068 (the “10% Debentures”). The Company has entered into a Warrant and Debenture Purchase Agreement, dated as of March 30, 2012, with Allianz SE to repurchase the 10% Debentures. See our Current Report on Form 8-K dated April 2, 2012. The Debentures initially bear interest at an annual rate of 7.875%, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2012, to and including April 15, 2022. Thereafter, the Debentures bear interest at an annual rate of three-month LIBOR plus 5.596%, payable quarterly in arrears on January 15, April 15, July 15 and October 15 of each year, commencing on July 15, 2022. So long as no event of default with respect to the Debentures has occurred and is continuing, the Company has the right, on one or more occasions, to defer the payment of interest on the Debentures as described in the Debentures Indenture for up to ten consecutive years without giving rise to an event of default. Deferred interest will accumulate additional interest at an annual rate equal to the annual interest rate then applicable to the Debentures.

The Debentures will mature on April 15, 2042. However, the Company may redeem the Debentures, in whole but not in part, at any time prior to April 15, 2022, within 90 days of the occurrence of a “tax event” or “rating agency event” at a redemption price equal to their principal amount or, if greater, the make-whole redemption amount calculated as described in the Debentures Indenture, in each case, plus accrued and unpaid interest to but excluding the date of redemption. On or after April 15, 2022, the Company may redeem the Debentures, in whole or in part, at their principal amount plus accrued and unpaid interest to but excluding the date of redemption.

The Debentures Indenture contains customary events of default, subject to the interest deferral provisions. If an event of default under the Debentures Indenture occurs and is continuing, the Debentures Trustee or the holders of at least 25% in aggregate principal amount of the outstanding Debentures may declare the principal amount of all the Debentures to be immediately due and payable.

The foregoing description of the Junior Subordinated Debenture, the Third Supplemental Indenture and the Debentures is qualified in its entirety by reference to the full text of such documents, which are attached or incorporated by reference hereto as Exhibits 4.2, 4.3 and 4.7 and incorporated herein by reference.

Item 8.01	Other Events

On April 5, 2012, the Company closed the sale pursuant to the Underwriting Agreements and Pricing Agreements of (i) $325 million aggregate principal amount of its 2017 Notes, $800 million aggregate principal amount of its 2022 Notes and $425 million aggregate principal amount of its 2042 Notes and (ii) $600 million aggregate principal amount of its Debentures.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

1.1	Notes Underwriting Agreement General Terms and Conditions, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co, as the representatives of the Notes Underwriters.

1.2	Debentures Underwriting Agreement General Terms and Conditions, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co, as the representatives of the Debentures Underwriters.

1.3	Notes Pricing Agreement, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the Notes Underwriters.

1.4	Debentures Pricing Agreement, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the Debentures Underwriters.

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3, dated April 11, 2007).

4.2	Junior Subordinated Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee. (incorporated herein by reference to Exhibit 4.1 to The Hartford’s Financial Services Group, Inc.’s Current Report on Form 8-K, dated June 6, 2008).

4.3	Third Supplemental Indenture, dated as of April 5, 2012, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.4	Global note for $325,000,000 aggregate principal amount of 4.000% Senior Notes due 2017.

4.5	Global notes for $800,000,000 aggregate principal amount of 5.125% Senior Notes due 2022.

4.6	Global note for $425,000,000 aggregate principal amount of 6.625% Senior Notes due 2042.

4.7	Global notes for $600,000,000 aggregate principal amount of 7.875% Fixed-To-Floating Rate Junior Subordinated Debentures due 2042.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

8.1	Tax opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibits 5.1 and 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE HARTFORD FINANCIAL SERVICES GROUP, INC. (Registrant)

April 5, 2012	By:	/s/ David C. Robinson
Name: David C. Robinson
Title: Senior Vice President and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Notes Underwriting Agreement General Terms and Conditions, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co, as the representatives of the Notes Underwriters.

1.2	Debentures Underwriting Agreement General Terms and Conditions, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co, as the representatives of the Debentures Underwriters.

1.3	Notes Pricing Agreement, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the Notes Underwriters.

1.4	Debentures Pricing Agreement, dated April 2, 2012, between The Hartford Financial Services Group, Inc. and Citigroup Global Markets Inc. and Goldman, Sachs & Co., as the representatives of the Debentures Underwriters.

4.1	Senior Indenture, dated as of April 11, 2007, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee (incorporated herein by reference to Exhibit 4.03 to The Hartford Financial Services Group, Inc.’s Registration Statement on Form S-3, dated April 11, 2007).

4.2	Junior Subordinated Indenture, dated as of June 6, 2008, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A. (formerly known as The Bank of New York Trust Company, N.A.), as Trustee. (incorporated herein by reference to Exhibit 4.1 to The Hartford’s Financial Services Group, Inc.’s Current Report on Form 8-K, dated June 6, 2008).

4.3	Third Supplemental Indenture, dated as of April 5, 2012, between The Hartford Financial Services Group, Inc. and The Bank of New York Mellon Trust Company, N.A., as Trustee.

4.4	Global note for $325,000,000 aggregate principal amount of 4.000% Senior Notes due 2017.

4.5	Global notes for $800,000,000 aggregate principal amount of 5.125% Senior Notes due 2022.

4.6	Global note for $425,000,000 aggregate principal amount of 6.625% Senior Notes due 2042.

4.7	Global notes for $600,000,000 aggregate principal amount of 7.875% Fixed-To-Floating Rate Junior Subordinated Debentures due 2042.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP.

8.1	Tax opinion of Cleary Gottlieb Steen & Hamilton LLP.

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibits 5.1 and 8.1).